Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

December 31, 2024

	Shares/Par[1]	Value ($)
Jackson Real Assets Fund
PRIVATE INVESTMENT FUNDS 46.2%
CBRE U.S. Core Partners, L.P. (a)	4,540	7,270
CBRE U.S. Logistics Partners, L.P. (a)	10,750	10,750
CBRE U.S. Logistics Partners, L.P. (a)	5,932	7,909
CrossHarbor Strategic Debt Fund, LP (a)	4,457	4,457
CrossHarbor Strategic Debt Fund, LP (a)	3,143	3,140
GDIF US Hedged Feeder Fund LP (a)	9,107	10,184
Harrison Street Core Property Fund, L.P. (a)	5	7,798
Harrison Street Infrastructure Fund A, L.P. (a)	15	20,211
Kayne Anderson Core Intermediate Fund, L.P. (a)	13,500	13,656
Nuveen Global Timberland Fund, L.P. (a)	5	5,135
PRISA III Fund LP (a)	7,735	7,735
PRISA III Fund LP (a)	2	5,621
Virtus Real Estate Enhanced Core, LP (a)	8	10,122
Total Private Investment Funds (cost $113,188)		113,988
COMMON STOCKS 38.9%
Real Estate 20.0%
Agree Realty Corporation	6	448
American Homes 4 Rent - Class A	20	740
American Tower Corporation	35	6,399
Americold Realty Trust, Inc.	24	516
AvalonBay Communities, Inc.	4	903
Crown Castle Inc.	27	2,442
Digital Realty Trust, Inc.	21	3,678
Equinix, Inc.	3	2,523
Equity Lifestyle Properties, Inc.	6	427
Essex Property Trust, Inc.	4	1,269
Extra Space Storage Inc.	8	1,202
Healthcare Realty Trust Incorporated - Class A	48	816
Highwoods Properties, Inc.	22	662
Host Hotels & Resorts, Inc.	51	888
Invitation Homes Inc.	52	1,658
Iron Mountain Incorporated	16	1,640
Kimco Realty OP, LLC	40	948
Lamar Advertising Company - Class A	4	479
Lineage, Inc.	3	190
Omega Healthcare Investors, Inc.	34	1,292
ProLogis Inc.	29	3,067
Public Storage Operating Company	5	1,504
Realty Income Corporation	14	760
SBA Communications Corporation - Class A	5	1,061
Simon Property Group, Inc.	17	2,969
Sun Communities, Inc.	17	2,106
UDR, Inc.	23	993
VICI Properties Inc.	46	1,356
Welltower Inc.	36	4,503
Weyerhaeuser Company	65	1,841
		49,280
Utilities 8.8%
AltaGas Ltd.	25	580
American Electric Power Company, Inc.	26	2,379
Dominion Energy, Inc.	27	1,437
Duke Energy Corporation	17	1,844
ENN energy Holdings Limited	154	1,105
Evergy, Inc.	18	1,080
Eversource Energy	27	1,522
Exelon Corporation	30	1,134
Hera S.p.A.	167	596
National Grid PLC	233	2,764
NextEra Energy, Inc.	22	1,557
PG&E Corporation	24	491
Public Service Enterprise Group Incorporated	14	1,212
RWE Aktiengesellschaft	22	660
Severn Trent PLC	23	708
The AES Corporation	28	359
UGI Corporation	19	534
XCEL Energy Inc.	25	1,706
		21,668
Industrials 7.5%
Atlas Arteria Limited	403	1,184
Beijing Capital International Airport Co., Ltd. - Class H (b)	1,324	477
CCR S.A.	638	1,047
CSX Corporation	50	1,601
Flughafen Zurich AG - Class N	6	1,417
Getlink S.E.	102	1,627
GFL Environmental Inc.	14	602
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	73	1,273
Japan Airport Terminal Co., Ltd.	18	571
Norfolk Southern Corporation	7	1,703
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	91	771
Transurban Holdings Limited	285	2,355
Union Pacific Corporation	6	1,375
VINCI	10	1,062
West Japan Railway Company	75	1,320
		18,385
Energy 1.9%
Cheniere Energy, Inc.	9	1,976
DT Midstream, Inc.	5	486
ONEOK, Inc.	12	1,167
Targa Resources Corp.	6	1,013
		4,642
Consumer Discretionary 0.5%
Boyd Gaming Corporation	9	675
Caesars Entertainment, Inc. (b)	18	608
		1,283
Communication Services 0.2%
Infrastrutture Wireless Italiane S.p.A. O, In Forma Abbreviata, Inwit S.p.A. (a)	48	490
Health Care 0.0%
PACS Group, Inc. (b)	8	102
Total Common Stocks (cost $95,871)		95,850
SHORT TERM INVESTMENTS 4.4%
Investment Companies 4.4%
JNL Government Money Market Fund - Class I, 4.36% (c) (d)	10,920	10,920
Total Short Term Investments (cost $10,920)		10,920
Total Investments 89.5% (cost $219,979)		220,758
Other Assets and Liabilities, Net 10.5%		25,768
Total Net Assets 100.0%		246,526

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedule of Investments.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2024.

Jackson Real Assets Fund — Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation / (Depreciation)($)
CrossHarbor Strategic Debt Fund, LP	6,399	—
Harrison Street Core Property Fund, L.P.	10,000	—
Kayne Commercial Real Estate Debt, L.P.	10,250	—
Nuveen Global Farmland Fund Lux SCSp	16,750	—
PGIM Real Estate U.S. Debt Fund, L.P.	13,750	—

Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

December 31, 2024

Jackson Real Assets Fund — Unfunded Commitments (continued)
	Unfunded Commitment ($)	Unrealized Appreciation / (Depreciation)($)
PRISA III Fund LP	16,661	—
	73,810	—

Jackson Real Assets Fund — Private Fund Investments
	Lockup Period	Redemption Notice
CBRE U.S. Core Partners, L.P.	None	60 Days
CBRE U.S. Logistics Partners, L.P.	None	90 Days
CrossHarbor Strategic Debt Fund, LP	24 Months	90 Days
GDIF US Hedged Feeder Fund LP	1 Year	120 Days
Harrison Street Core Property Fund, L.P.	1 Year	90 Days
Harrison Street Infrastructure Fund A, L.P.	4 Years	90 Days
Kayne Anderson Core Intermediate Fund, L.P.	1 Year	45 Days
Nuveen Global Timberland Fund, L.P.	3 Years	180 Days
PRISA III Fund LP	None	90 Days
Virtus Real Estate Enhanced Core, LP	1 Year	90 Days

Jackson Real Assets Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CBRE U.S. Core Partners, L.P.	06/26/24	7,250	7,270	2.9
CBRE U.S. Logistics Partners, L.P.	06/26/24	7,750	7,909	3.2
CBRE U.S. Logistics Partners, L.P.	12/13/24	10,750	10,750	4.4
CrossHarbor Strategic Debt Fund, LP	12/17/24	4,457	4,457	1.8
CrossHarbor Strategic Debt Fund, LP	06/28/24	3,143	3,140	1.3
GDIF US Hedged Feeder Fund LP	09/26/24	10,250	10,184	4.1
Harrison Street Core Property Fund, L.P.	09/18/24	7,750	7,798	3.2
Harrison Street Infrastructure Fund A, L.P.	07/08/24	20,000	20,211	8.2
Infrastrutture Wireless Italiane S.p.A. O, In Forma Abbreviata, Inwit S.p.A.	05/02/24	531	490	0.2
Kayne Anderson Core Intermediate Fund, L.P.	07/01/24	13,500	13,656	5.5
Nuveen Global Timberland Fund, L.P.	07/26/24	5,000	5,135	2.1
PRISA III Fund LP	12/17/24	7,735	7,735	3.1
PRISA III Fund LP	06/27/24	5,603	5,621	2.3
Virtus Real Estate Enhanced Core, LP	06/28/24	10,000	10,122	4.1
		113,719	114,478	46.4

Jackson Real Assets Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 4.36% - Class I	—	229,512	218,592	1,941	—	—	10,920	4.4

Jackson Real Assets Fund (Unaudited)

Notes to Schedule of Investments (in thousands)

December 31, 2024

1 Rounded par and notional amounts are listed in USD unless otherwise noted.

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%

LLC/L.L.C - Limited Liability Company

LP/L.P. – Limited Partnership Company

PLC/P.L.C. - Public Limited Company

S.p.A - Società Per Azioni

US/U.S. - United States

Security Valuation. Under the Fund's valuation policy and procedures (“Valuation Policies and Procedures”), the Fund’s Board of Trustees ("Board" or "Trustees") has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

The NAV of the Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of the Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Fund's NAV. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Fund's NAV.

Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. When fair valuing foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third-party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Debt obligations with remaining maturities of 60 days or less, and that did not receive a price from a third-party pricing service, or it is determined that such valuation from the pricing service does not approximate fair value, may be valued at their amortized cost, unless it is determined that such practice does not approximate fair value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; tranche seniority; maturity extensions; and other relevant data. Private Investment Funds ("Private Funds") are generally valued using the latest NAV reported by the third-party fund manager or General Partner ("GP") as a practical expedient to estimate the fair value of such interests. The NAV and other information provided by a GP is reviewed for reasonableness based on knowledge of current market conditions and the individual characteristics of each Private Fund. If market information indicates that the NAV is not as of the measurement date, not calculated in a manner consistent with FASB ASC Topic 946 (“Topic 946”), or otherwise not reflective of the current value, best efforts shall be used to adjust the relevant Private Fund’s NAV in a manner consistent with the measurement principals of Topic 946, which could include adjusting the Private Fund’s NAV based on a proxy or investment model which is correlated to the underlying investment return.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board, which take into account factors such as the size of the holding, the nature and duration of the securities and the volume and depth of trading, among others. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including the Fund’s Sub-Advisers, to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; reports prepared by analysts; information as to any transactions in, or offers for, the security; the existence of any merger proposal, tender offer or other extraordinary event

Jackson Real Assets Fund (Unaudited)

Notes to Schedule of Investments (in thousands)

December 31, 2024

relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating the Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on national or foreign stock exchanges, futures and options contracts listed on derivatives exchanges or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; tranche seniority, catastrophe perils and loss estimates, maturity extensions; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

Inputs used in the determination of the fair value level of Level 3 securities, which were deemed to be material, are disclosed within the notes below and are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2024 by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	Other ($)[1]	. Total ($) .
Jackson Real Assets Fund
Assets - Securities
Private Investment Funds	—	—	—	113,988	113,988
Common Stocks	76,423	19,427	—	—	95,850
Short Term Investments	10,920	—	—	—	10,920
	87,343	19,427	—	113,988	220,758

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

Unfunded Commitments. The Fund may enter into certain agreements to purchase a Private Fund, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the sponsor’s discretion.